SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                January 10, 2000

                          ANCHOR FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


      SOUTH CAROLINA                      0-13759                57-0778015
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     (State or other                    (Commission             IRS Employer
jurisdiction of incorporation)          File Number)          Identification No.


                                 2002 Oak Street
                       Myrtle Beach, South Carolina 29577
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             (Address of principal executive officers and Zip Code)

       Registrant's telephone number, including area code: (843) 448-1411

ITEM 5 - OTHER EVENTS

On January 10, 2000, Anchor Financial Corporation ("Anchor Financial") and Carolina First Corporation ("Carolina First"), announced the signing of a Reorganization Agreement that calls for Anchor Financial to merge with and into Carolina First. Carolina First will survive the merger. The Reorganization Agreement was approved by the Boards of Directors of both companies.

In the merger, each outstanding share of Anchor Financial common stock will be converted into 2.175 shares of Carolina First common stock on a tax-free basis. In addition, each outstanding and unexercised option to purchase shares of Anchor Financial common stock will be converted into an option to purchase Carolina First common stock based on the exchange ratio. The proposed merger is expected to be accounted for as a pooling of interests.

In connection with the merger, Anchor Financial and Carolina First entered into a Stock Option Agreement under which Anchor Financial granted Carolina First an option to purchase 19.9% of Anchor Financial's common stock at a price of $26.125 per share. The option granted by Anchor Financial is exercisable generally upon Anchor Financial entering into an agreement to merge or sell control to a third party other than Carolina First.

Completion of the transactions described in the Reorganization Agreement is subject to approvals by the shareholders of Anchor Financial and Carolina First, the receipt of required bank regulatory agency approvals, and other conditions. For information about the terms of the proposed merger, reference is made to the Reorganization Agreement, the news release and the Investor Presentation attached to this Report as Exhibits 2, 99a and 99b, respectively. The Stock Option Agreement described above can be found as Appendix E to the Reorganization Agreement attached to this Form 8-K as Exhibit 2.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements - not applicable

(b)      Pro Forma Financial Information - not applicable

         (c)      Exhibits:

                  2        Reorganization Agreement dated January 10, 2000

                  99a News Release issued by Anchor Financial Corporation and Carolina First Corporation dated January 10, 2000

                  99b Investor Presentation regarding the proposed merger of Carolina First Corporation and Anchor Financial Corporation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2000

                          ANCHOR FINANCIAL CORPORATION

                                                 By: /s/ Tommy E. Looper
                                                     ---------------------------
                                                     Tommy E. Looper
                                                     Executive Vice President
                                                     and Chief Financial Officer